                                                                   Exhibit 99(a)



                   CERTIFICATION OF CHIEF EXECUTIVE OFFICER OF
                                 FRONTSTEP, INC.

         This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the annual report of Frontstep, Inc. (the "Company") on Form 10-K/A for the year ended June 30, 2002, as filed with the Securities and Exchange Commission (the "Report"). The undersigned, in the capacities and on the date indicated below, hereby certifies that, to the best of his knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


                                                     /s/ Stephen A. Sasser
                                                     ---------------------------
                                                         Stephen A. Sasser
                                                         Chief Executive Officer


         Date: December 5, 2002

                   CERTIFICATION OF CHIEF FINANCIAL OFFICER OF
                                 FRONTSTEP, INC.

         This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the annual report of Frontstep, Inc. (the "Company") on Form 10-K/A for the year ended June 30, 2002, as filed with the Securities and Exchange Commission (the "Report"). The undersigned, in the capacities and on the date indicated below, hereby certifies that, to the best of his knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


                                                     /s/ Daniel P. Buettin
                                                     ---------------------------
                                                         Daniel P. Buettin
                                                         Chief Financial Officer



         Date: December 5, 2002